UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2019 (April 10, 2019)

OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Amendment to Senior Secured Revolving Credit Facility
On April 10, 2019, OFS Capital Corporation, a Delaware corporation (the “Company”), executed an amendment (the “Secured Revolver Amendment”) to its Business Loan Agreement with Pacific Western Bank, as lender (“PacWest”), pursuant to which PacWest provides the Company with a senior secured revolving credit facility (“PWB Credit Facility”) for general corporate purposes, including investment funding.
The Secured Revolver Amendment, among other things: (i) increases the maximum amount available under the PWB Credit Facility from $50.0 million to $100.0 million; (ii) changes the interest rate from a variable rate of Prime Rate plus a 0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extends the maturity date from January 31, 2020 to February 28, 2021; (iv) increases the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduces the statutory asset coverage ratio test from 200% to 150%; and (vi) adds a total liabilities to Borrower's Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.
In connection with the Secured Revolver Amendment, the Company incurred a 1.0% upfront fee on the $50.0 million incremental increase in the maximum amount available under the PWB Credit Facility, which equates to $500,000.
The foregoing description of the Secured Revolver Amendment is not complete and is qualified in its entirety by the full text of: (i) such amendment; (ii) the Change in Terms Agreement by and between the Company and PacWest dated as of April 10, 2019; (iii) the Commercial Guaranty by and among the Company, OFS Capital WM, LLC and PacWest dated as of April 10, 2019; and (iv) the Commercial Guaranty by and among the Company, OFSCC-MB, Inc. and PacWest dated as of April 10, 2019, which are filed as exhibits to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated April 10, 2019
10.2	Change in Terms to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated April 10, 2019
10.3	Commercial Guaranty Agreement among OFS Capital Corporation, OFS Capital WM, LLC, and Pacific Western Bank dated April 10, 2019
10.4	Commercial Guaranty Agreement among OFS Capital Corporation, OFSCC-MB, Inc., and Pacific Western Bank dated April 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS Capital Corporation

Date: April 15, 2019	By:	/s/ Bilal Rashid
Chief Executive Officer